SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                       September 11, 2001

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000


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Item 5.  Other Events

Registrant and GE Capital yesterday announced a "framework agreement" for GE Capital's Vendor Financial Services to become the primary equipment financing provider for Registrant's customers in the United States.

When completed, the agreement will enable Registrant's customers to quickly and easily obtain the Xerox equipment they need through flexible financing solutions. For Registrant, the implementation of the agreement will be a major step forward in its progress to restore Registrant's financial strength by transitioning equipment financing to third-party vendors. For GE Capital's Vendor Financial Services, the transactions will provide an avenue of current and future growth through Registrant's extensive U.S. customer base.

The two companies also agreed to the principal terms of a financing arrangement under which Registrant will receive from GE Capital approximately $1 billion secured by portions of Registrant's lease receivables in the United States.

The arrangements are subject to the negotiation of definitive agreements and satisfaction of closing conditions, including completion of due diligence.

"For Xerox, the significance of these landmark agreements cannot be overstated. With the transition of U.S. equipment financing to GE Capital, one of the world's leading financial services companies, Xerox will transform its balance sheet by eliminating substantial debt while ensuring that our customers receive world class financing services and administrative support," said Anne M. Mulcahy, Xerox president and chief executive officer. "The expected $1 billion in financing will further enhance Xerox's liquidity. This funding agreement also becomes an interim source of customer financing for the balance of the year."

"Our Vendor Financial Services business is dedicated to helping companies like Xerox focus on their core business by providing specialized financing programs backed by the financial strength and resources of GE Capital," said Denis Nayden, chairman and chief executive officer of GE Capital. "This agreement affords Vendor Financial Services the opportunity to continue its partnership with a leader in the global document market, while further expanding its asset base and building upon similar relationships that it has with over 100 manufacturers and 4,500 dealers."

As part of this transaction, Registrant will transition nearly all of its U.S. customer administration operations into a new joint venture with GE Capital Vendor Financial Services. GE Capital will own 81 percent of the joint venture while Registrant will own 19 percent. The new company will be jointly managed by Registrant and GE Capital, and will be headquartered in Rochester, N.Y.

"Our goal is to make the transition for Xerox's customers flawless, while providing them with the benefits of our strong expertise in leasing. We intend to leverage GE management systems, digitization and e-business efforts and Six Sigma quality processes to bring value to Xerox and its customers," said Bill Cary, chief executive officer of GE Capital Vendor Financial Services. "This joint venture is an excellent example of how we work closely with our partners and their customers to best serve their needs."

It is anticipated that Registrant's employees who work in Xerox customer financing and administration offices - located primarily in Rochester, Chicago, Dallas and St. Petersburg, Fla. - will transfer to the new joint venture on January 2, 2002. Their work, which includes operations such as order processing, credit approval, financing programs, billing and collections, is expected to continue in the current locations, ensuring further continuity for Xerox customers and Registrant's employees.

"Our partnership with GE Capital offers Xerox the best of both worlds. We will continue to benefit from the knowledge and skills of people who know our customers and business best while maximizing GE Capital's renowned expertise in managing complex operational processes," said Barry D. Romeril, Registrant's Vice Chairman and Chief Financial Officer. "This framework agreement and financing represent a significant milestone in the financial turnaround of Xerox."

Last October, Registrant announced it would move to third-party equipment financing as part of Registrant's turnaround strategy to restore its financial strength and return to profitability. Over time, this is expected to remove as much as $10 billion in financing-related debt from Registrant's balance sheet. Approximately 65 percent of Registrant's total debt is related to equipment financing, close to half of which is in the U.S.


About Registrant

Registrant is an $18.7 billion global enterprise with 85,000 employees serving customers in 130 countries. Registrant makes the digital world work better with an array of innovative, document-related solutions, services and systems, including color and black-and-white digital printers, multifunction devices and copiers designed for offices and production-printing environments.

About GE Capital

GE Capital Vendor Financial Services, a global leader in developing and providing financial solutions and services to equipment manufacturers, distributors, dealers and their end users, has over $16 billion in served assets worldwide. Vendor Financial Services serves approximately 100 manufacturers, 4,500 dealers and currently has over 500,000 accounts in 33 countries.

GE Capital, with assets of more than $370 billion, is a global, diversified financial services company grouped into six key operating segments comprised of 24 businesses. A wholly owned subsidiary of General Electric Company, GE Capital, based in Stamford, Connecticut, provides a variety of consumer services, such as credit cards and life and auto insurance; mid-market financing; specialized financing; specialty insurance; equipment management, and specialized services, to businesses and individuals in 47 countries around the world. GE is a diversified services, technology and manufacturing company with operations worldwide.



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                        Forward-Looking Statements


From time to time Xerox Corporation (the Registrant or the Company) and its representatives may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking Statements and other information relating to the Company are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate", "believe", "estimate", "expect", "intend", "will", and similar expressions, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. Factors that could cause actual results to differ materially include the failure to satisfy closing conditions set forth in the framework agreement described herein, including the completion of due diligence and the negotiation of definitive documentation. The Registrant does not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act we are making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to the following:

Competition - the Registrant operates in an environment of significant competition, driven by rapid technological advances and the demands of customers to become more efficient. There are a number of companies worldwide with significant financial resources which compete with the Registrant to provide document processing products and services in each of the markets served by the Registrant, some of whom operate on a global basis. The Registrant's success in its future performance is largely dependent upon its ability to compete successfully in its currently-served markets and to expand into additional market segments.

Transition to Digital - presently black and white light-lens copiers represent approximately 25% of the Registrant's revenues. This segment of the market is mature with anticipated declining industry revenues as the market transitions to digital technology. Some of the Registrant's new digital products replace or compete with the Registrant's current light-lens equipment. Changes in the mix of products from light-lens to digital, and the pace of that change as well as competitive developments could cause actual results to vary from those expected.

Expansion of Color - color printing and copying represents an important and growing segment of the market. Printing from computers has both facilitated and increased the demand for color. A significant part of the Registrant's strategy and ultimate success in this changing market is its ability to develop and market machines that produce color copies quickly and at reduced cost. The Registrant's continuing success in this strategy depends on its ability to make the investments and commit the necessary resources in this highly competitive market.

Pricing - the Registrant's ability to succeed is dependent upon its ability to obtain adequate pricing for its products and services which provide a reasonable return to shareholders. Depending on competitive market factors, future prices the Registrant can obtain for its products and services may vary from historical levels. In addition, pricing actions to offset currency devaluations may not prove sufficient to offset further devaluations or may not hold in the face of customer resistance and/or competition.

Customer Financing Activities - On average, 75 - 80 percent of the Registrant's equipment sales are financed through the Registrant. To fund these arrangements, the Registrant must access the credit markets and the long-term viability and profitability of its customer financing activities is dependent on its ability to borrow and its cost of borrowing in these markets. This ability and cost, in turn, is dependent on the Registrant's credit ratings. Currently the Registrant's credit ratings are such as to effectively preclude its ready access to capital markets and the Registrant is currently funding its customer financing activity from available sources of liquidity, including cash on hand. There is no assurance that the Registrant will be able to continue to fund its customer financing activity at present levels. The Registrant is actively seeking third parties to provide financing to its customers. In the near-term the Registrant's ability to continue to offer customer financing and be successful in the placement of its equipment with customers is largely dependent upon obtaining such third party financing.

Productivity - the Registrant's ability to sustain and improve its profit margins is largely dependent on its ability to maintain an efficient, cost-effective operation. Productivity improvements through process reengineering, design efficiency and supplier cost improvements are required to offset labor cost inflation and potential materials cost changes and competitive price pressures.

International Operations - the Registrant derives approximately half its revenue from operations outside of the United States. In addition, the Registrant manufactures or acquires many of its products and/or their components outside the United States. The Registrant's future revenue, cost and profit results could be affected by a number of factors, including changes in foreign currency exchange rates, changes in economic conditions from country to country, changes in a country's political conditions, trade protection measures, licensing requirements and local tax issues. Our ability to enter into new foreign exchange contracts to manage foreign exchange risk is currently severely limited, and we anticipate increased volatility in our results of operations due to changes in foreign exchange rates.

New Products/Research and Development - the process of developing new high technology products and solutions is inherently complex and uncertain. It requires accurate anticipation of customers' changing needs and emerging technological trends. The Registrant must then make long-term investments and commit significant resources before knowing whether these investments will eventually result in products that achieve customer acceptance and generate the revenues required to provide anticipated returns from these investments.

Revenue Growth - the Registrant's ability to attain a consistent trend of revenue growth over the intermediate to longer term is largely dependent upon expansion of its equipment sales worldwide and usage growth (i.e., an increase in the number of images produced by customers). The ability to achieve equipment sales growth is subject to the successful implementation of our initiatives to provide industry-oriented global solutions for major customers and expansion of our distribution channels in the face of global competition and pricing pressures. The ability to grow usage may be adversely impacted by the movement towards distributed printing and electronic substitutes. Our inability to attain a consistent trend of revenue growth could materially affect the trend of our actual results.

Turnaround Program - In October 2000, the Registrant announced a turnaround program which includes a wide-ranging plan to generate cash, return to profitability and pay down debt. The success of the turnaround program is dependent upon successful and timely sales of assets, restructuring the cost base, placement of greater operational focus on the core business and the transfer of the financing of customer equipment purchases to third parties. Cost base restructuring is dependent upon effective and timely elimination of employees, closing and consolidation of facilities, outsourcing of certain manufacturing and logistics operations, reductions in operational expenses and the successful implementation of process and systems changes.

The Registrant's liquidity is dependent on the timely implementation and execution of the various turnaround program initiatives as well as its ability to generate positive cash flow from operations and various financing strategies including securitizations. Should the Registrant not be able to successfully complete the turnaround program, including positive cash generation on a timely or satisfactory basis, the Registrant will need to obtain additional sources of funds through other operating improvements, financing from third parties, or a combination thereof.

_____________________________________________________________________________

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         ----------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Date: September 12, 2001